Exhibit 99.1

1 www.bit-digital.com | @BitDigital_BTBT A Strategic Asset Company for productive digital infrastructure Investor Presentation | July 2026

2 Investing in our securities involves risks worth considering before making an investment decision. All current and potential investors are advised to regularly review the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 (Annual Report) and any subsequently filed quarterly reports on Form 10-Q and any Current Reports on Form 8-K. If any material risks were to occur – including those not presently known to us or currently deemed immaterial – our business operations may be impaired, and our financial condition or operating results would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor Statement" below. About this Presentation: This presentation has been prepared by Bit Digital, Inc. ("Bit Digital" or the "Company") solely for information purposes. This presentation and its contents are confidential and may be deemed to contain material non-public information about the Company and its affiliates. This presentation may not, in whole or in part, be disclosed, reproduced, disseminated or quoted at any time or in any manner without the Company's prior written consent (whether or not attributed directly to the Company as a source). The information contained herein also includes information provided by third parties, such as market data and industry forecasts that were obtained from industry publications. Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital guarantee the accuracy, completeness, timeliness or availability of any such information. Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither Bit Digital nor any of its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Information contained herein may include information respecting prior performance of Bit Digital. Information respecting prior performance, while a useful tool, is not necessarily indicative of actual results to be achieved in the future, which is dependent upon many factors, many of which are beyond the control of Bit Digital. Certain financial information is based on estimates of management of Bit Digital. These estimates, which are based on the reasonable expectations of management, are subject to change and there can be no assurance that they will prove to be correct. The information contained herein does not purport to be all-inclusive or contain all information that an investor may require in order to properly evaluate the business, prospects or value of Bit Digital. Neither Bit Digital nor any of its affiliates has any obligation to update this presentation and the information may change at any time without notice. Neither Bit Digital nor any of its affiliates makes any representation or warranty, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties related or unrelated to Bit Digital), Bit Digital and its affiliates expressly disclaim any responsibility or liability arising therefrom. Unless otherwise indicated, financial information in this presentation is as of the dates shown herein and other statements in this presentation are made as of the date hereof, and no implication should be made that the information contained herein is correct as of any other time subsequent to such date. Safe Harbor Statement: This press release may contain certain "forward-looking statements" relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects," or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements. Investor Notice

3 Our Experienced Team Select Experience Sam Tabar Chief Executive Officer ▪ Founded in 2017; acquired by Consensys 2020 ▪ Sam Tabar was Co-Founder and Chief Strategy Officer ▪ Provided tokenized real estate using blockchain technology ▪ Developed AirSwap, a DeFi trading platform for global exchange of Ethereum Brock Pierce Board Member Amanda Cassatt Board Member Erke Huang Chief Financial Officer & Director Select Experience Long Soar Technology Limited Select Experience Select Experience

BIT DIGITAL
NASDAQ: BTBT

Bit Digital Growth Journey

2020-2021 | Foundations

- Bitcoin Mining & commodity compute
- Began converting BTC to ETH
- Formed initial ETH treasury

2022-2023 | Ethereum Focus

- Scaled ETH treasury & staking
- Shift to productive economic infrastructure

2024 | AI Expansion

- Launched cloud services
- Built early AI exposure

2024-2025 | Infrastructure Scale

- Acquired data center platform
- Built AI infrastructure business
- WhiteFiber IPO: public AI infrastructure business

2025+ | Strategic Positioning

- Converted Bitcoin to 100% Ethereum treasury + staking.
- BTC mining sunsetting (~1 EH/s)
- Retained majority stake in WYFI
- Transition to **Strategic Asset Company**

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What is a Strategic Asset Company?

Bit Digital's Focus

- Economic infrastructure: **Ethereum**
- AI infrastructure: **AI compute** (WhiteFiber)
- Generate yield + durable value
- Strategic capital deployment
- Strategic acquisitions of ETH operating businesses

As a Strategic Asset Company:

- Bit Digital is the 4th largest public ETH holder
- Secures the Ethereum network with over 160,000 ETH owned[1]
- Operates assets to generate durable, usage-driven value

Strategy & Operations	SAC	DAT	ETF
Deploys capital into productive economic & AI infrastructure	✔	X	X
Integrates infrastructure assets into real-world operating models	✔	X	X
Strategic acquisitions – ETH operating businesses	✔	X	X
Passive balance-sheet exposure	X	✔	✔

1. As of May 31st, 2026

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6 Our Strategic Assets Economic Infrastructure Operates Ethereum infrastructure through staking and network participation Treats ETH as productive economic infrastructure, not passive inventory We focus on owning productive infrastructure that generates yield, usage, participation, and building operating capabilities around those assets as they compound over time. AI Infrastructure Majority equity ownership in AI compute and data center infrastructure (~70%) Provides scalable, energy-dense capacity for AI and HPC workloads

7 Why Infrastructure is the Scarce Asset "When intelligence is cheap, what becomes expensive? Verification... Blockchains address this at the infrastructure layer." - a16z Crypto What Is Becoming Scarce - Reliable, scalable verification & compute infrastructure for intelligence-driven workloads ETH and AI Converge - Ethereum coordinates value, ownership, and execution - AI produces intelligence through compute - Both reward participants, not passive holders

8 mNAV vs BTBT Share Price Illustrative as of May 31, 2026 Asset Holdings Market Price Value ($MM) Ethereum 162,080 $2,004.00 $324.8 WhiteFiber (WYFI) Stake (70.5% Stake) 27,043,750 $27.94 $755.6 Combined Asset Value $1,080.4 -34% Discount Note: BTBT shares outstanding as of May 31, 2026. Illustrative mNAV calculated using ETH price of $2,004.00 and WYFI price of $27.94 as of May 31, 2026. WYFI stake shown at prevailing market value. mNAV is a non GAAP metric and may differ from other companies' calculations. Bit Digital's GAAP assets and liabilities as of March 31, 2026 were approximately $1,180.7 million and $572.0 million, respectively. See bit-digital.com for a real-time mNAV calculator. BTBT Shares Outstanding 353.4MM mNAV per Share $3.06 BTBT Share Price $2.02 As of May 31, 2026

9 Implied Value of Bit Digital's Stake in WYFI Represents Significant Discount to Market 1. Based on ETH price of $2,004.00 as of May 31, 2026. 2. Based on 27,043,750 WYFI shares held by Bit Digital as of May 31, 2026. 3. Represents Implied Value of WYFI Equity holding divided by Market Value of WYFI Equity holding as of May 31, 2026. Note: Closing prices sourced from FactSet as of May 31, 2026, market close. No control premium or discount has been applied to BTBT's WYFI stake. Market values change continuously. mNAV is a non-GAAP metric and may differ from other companies' calculations. Share Price $2.02 Shares Outstanding 353.4MM BTBT Market Cap $713.9MM ETH Holdings 162,080 Less: ETH Value at 1.0x mNAV(1) ($324.8MM) Implied Value of WYFI Holding $389.1MM Market Value of WYFI Holding(2) $755.6MM Implied Potential Valuation Upside of WYFI Holding +$366.5MM Value of WYFI Equity Stake as Multiple of NAV(3) 0.51x

BIT DIGITAL
NASDAQ: BTBT

ETH as Economic Infrastructure

- **Unique Technical Value:** Primary DeFi platform; secures the network.
- **Staking Generates Passive Value:** 3.1% APY staking rewards as of May 2026.[1]
- **Most Active Developer Ecosystem:** Leading platform for blockchain developers.[2]
- **Second Largest Digital Asset:** ~$245B Market Cap as of May 31, 2026.[3]
- **Basis for ~65% of Stablecoins[4]:** Foundation of digital dollar infrastructure.
- **Preferred Tokenization Platform:** Blackrock, Fidelity, JPM Chase, Circle, PayPal.

1. Bit Digital monthly production updates.
2. Hashlock – "Blockchains With the Most Developers in 2025" (2025).
3. CoinMarketCap , as of May 31, 2026.
4. KuCoin – "Data: Ethereum-Based Stablecoins Generate $5 Billion in 2025, Supply Grows to $50 Billion" (2026).

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BIT DIGITAL
NASDAQ: BTBT

The Ethereum Flywheel


1
Raise Capital
Equity, debt levers
2
Acquire ETH
Opportunistic buying
3
Stake for Yield
Native + Liquid
4
Fund AI/HPC
WhiteFiber compute
5
Compound Value
ETH yield + compute
6
Premium to NAV
Lower capital cost(1)

1. Bit Digital currently trades at a ~34% discount to NAV as of 5/31/26. Market Net Asset Value (mNAV) represents the market value of digital asset holdings and other assets, less liabilities, as of the date indicated. mNAV is a non GAAP metric. Bit Digital's GAAP assets and liabilities as of March 31, 2026 were approximately $1,180.7 million and $572.0 million, respectively.

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12 Ethereum Infrastructure & Partners Existing Native Staking Relationships ✓ Institutional-grade validator infrastructure already operational ✓ Exclusively stake Bit Digital owned ETH Custodial Partnerships ✓ Enterprise custody integrations with tier-1 providers ✓ Multiple layers of security with validated protocols Institutional Scale Deployment ✓ Has one of the largest ETH treasuries of any public company today Early Mover Experience ✓ Multi-year operational track record in ETH staking ✓ Public-company transparency and governance standards ✓ Battle-tested infrastructure through market cycles

BIT DIGITAL
NASDAQ: BTBT

WYFI ETH-Backed Loan Facility: Structure & Value Creation

Deploying ETH to finance real-world growth with superior returns and equity upside

ETH COLLATERAL

ETH posted as collateral

Loan proceeds from Galaxy

Bit Digital maintains exposure to ETH as a core reserve asset

1 →

galaxy

Galaxy finances ETH-Backed Credit Facility to Bit digital

~5.5%

Standard Lending/Margin Terms

← 2

BTBT extends a

9.5%

DELAYED-DRAW TERM LOAN

- Up to $100M committed
- Option to expand to $150M
- To finance WYFI buildouts

4 →

WHITEFIBER
NASDAQ: WYFI

- Capital deployed to accelerate buildouts
- Growth, revenue & enterprise value increase
- BTBT owns ~70% of WhiteFiber (WYFI)

3 → **Bit Digital Extends Loan to WhiteFiber**

WHAT BIT DIGITAL EARNS

INTEREST SPREAD
Earns 7% spread (9.5% loan to WYFI vs ~2.5% cost of funds, including 3% OID)[1]

+

EQUITY UPSIDE
~70% ownership in WYFI drives potential upside from execution and growth

+

SUPERIOR RETURNS PROFILE
Higher returns than staking alone + participation in real-world value creation

1. Additional information can be found on Form 8-K filed with the SEC on May 27th, 2026 - https://www.sec.gov/ix?doc=/Archives/edgar/data/0001710350/000121390026061574/ea0292031-8k_bitdigital.htm

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BIT DIGITAL
NASDAQ: BTBT

AI Infrastructure: WHITEFIBER Overview



MTL-1
4.0 MW
MTL-2
5.0 MW(2)
MTL-3
7.0 MW
NC-1(5)
99.0 MW



Iceland(1)

Footprint

Pipeline(3)

~11 MW Online in 2025

~76 MW Online by YE 2026

~1.5 GW Pipeline(3)

~5,000 NVIDIA GPUs Contracted

20+ Customers(4)

✔ Integrated AI Infrastructure Platform

DELL SUPERMICRO hp NSCALE cerebras NVIDIA

Source: Company information as of May 31, 2026; Note: All MW reflected on a gross basis.
1. Co-location capacity under rental agreement. 2. Development of MTL-2 has been put on hold. (3) Pipeline defined as data center sites for sale and under evaluation by management. 4. Includes customers that have signed definitive agreements but are not yet generating revenue. 5. Total NC-1 power capacity of at least 99.0 gross MW by May 2029 with additional expansion capacity potentially available.

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BIT DIGITAL
NASDAQ: BTBT

WHITEFIBER Growth Journey

WhiteFiber has scaled from GPU cloud into an integrated AI infrastructure platform across data centers, cloud services and long-duration customer deployments.

Jan 2024
Cloud services launched
Initial GPU cloud platform

Oct 2024
Enovum acquired
Data center platform added
ENOVUM DATA CENTERS

Feb 2025
WhiteFiber brand launched
Cloud + data center platform unified

May 2025
NC1 acquired
Flagship U.S. data center campus added

Aug 2025
WhiteFiber IPO
Pure-play AI infrastructure platform
WHITEFIBER

Oct 2025
MTL-3 operational
Cerebras facility delivered in ~6 months
cerebras

Dec 2025
Nscale anchor contract
40 MW IT load / ~$865MM TCV
NSCALE

May 2026
New cloud wins
>$175MM recent cloud contract value

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BIT DIGITAL
NASDAQ: BTBT

WHITEFIBER Key Investment Takeaways

A contracted AI infrastructure platform with near-term execution, capital-efficient growth and expansion upside.

1. **Contracted Flagship Asset:** Anchored by a 10-year, 40 MW IT load agreement with Nscale, with expansion potential beyond the initial deployment.
2. **Visible Near-Term Execution:** MTL-3 is operational and NC-1 Phases 1 & 2 are contracted, with additional capacity milestones ahead.
3. **Cloud Services Momentum:** May 2026 wins represent >$175MM of recent cloud contract value across owned-fleet and project-financed models.
4. **Capital-Efficient Growth Model:** Customer prepayments, expense pass-throughs and project level financing support growth with reduced corporate balance sheet reliance.
5. **Robust Retrofit Acquisition Pipeline:** Evaluating retrofit acquisition opportunities where power access, customer demand and speed to market align.
6. **Pure-Play AI Infrastructure Platform:** Public market exposure to an integrated data center and cloud platform serving long-duration enterprise AI demand.

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BIT DIGITAL
NASDAQ: BTBT

Strategic Asset Company Snapshot

All data as of May 31, 2026

Total ETH Held **162,080.6**	**Total ETH Value** **~$324.8MM**	**WYFI Shares Owned** **~27.0MM**
Total ETH Staked **74,163 ETH**	**Staking Rewards** **146.4 ETH**	**WYFI Value** **$755.6MM**
Annual Yield Percentage **3.1%**	**AVG ETH Acquisition Price** **$3,007.63**	**BTBT + WYFI Delayed-Draw Term Loan** **Up to $150MM**

Note: The preliminary estimated financial results represents only preliminary consolidated financial results and is based on information available to management as of the date of this presentation. Consolidated results includes, among other entities, WhiteFiber's results.

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18 31 Hudson Yards, Floor 11 New York, NY 10001 United States +1 212 463 5121 IR@bit-digital.com www.bit-digital.com | @BitDigital_BTBT Investor Presentation | July 2026